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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 15, 2006

                      ACCESS WORLDWIDE COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

               Delaware                000-23489           52-1309227
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     (State or other jurisdiction     (Commission       (I.R.S. Employer
           of incorporation)          File Number)     Identification No.)

     4950 Communication Avenue, Suite 300, Boca Raton, Florida     33431
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             (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code (561) 226-5000

                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On June 15, 2006, we received confirmation from CapitalSource Finance, LLC ("CapitalSource"), of our default on that certain Revolving Credit, Term Loan and Security Agreement (the "Credit Facility") dated as of June 10, 2003, as amended, (the "Debt Agreement"). The default was a result of our non-compliance with the minimum EBITDA financial covenant (the Default"), as defined in the Debt Agreement.

As a result of the Default, CapitalSource may exercise its rights and remedies as set forth in the Debt Agreement, including, among other things: (i) an increase in the applicable rate of interest to the default rate in accordance with the Debt Agreement; (ii) declare any and all loans and/or notes, all interest thereon and all other obligations to be due and payable immediately (the outstanding balance as of May 31, 2006 was approximately $5.5 million);
(iii) terminate future obligations under the Debt Agreement and/or (iv) exercise any or all of the other rights and remedies provided under the Debt Agreement.

We are currently exploring strategic alternatives which could enable us to restructure our current financing structure.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ACCESS WORLDWIDE COMMUNICATIONS, INC.
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                                           (Registrant)


Date: June 20, 2006                        By /s/ MARK WRIGHT
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                                              General Counsel, Secretary

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